SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 15, 1997


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


                1-6366                                 05-0341324
         (Commission File Number)             (IRS Employer Identification No.)


                      One Federal Street, Boston, MA 02211
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-292-2000


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.


     Pursuant  to  Form  8-K,   General   Instructions  F,   Registrant   hereby
incorporates by reference the press releases attached hereto as Exhibits 99(a) and 99(b).

Item 7.    Financial Statements and Other Exhibits.

           Exhibit No.             Description

           Exhibit 99(a) Press Release Reporting 1996 Earnings Dated January 15, 1997

           Exhibit 99(b)           Press Release for Stock Repurchase
                                   and Dispositions Dated January 15, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                      FLEET FINANCIAL GROUP, INC.,
                                        Registrant


                                 By /s/William C. Mutterperl
                                       --------------------------------------
                                       William C. Mutterperl
                                       Senior Vice President and General Counsel


Dated:  January 23, 1997